UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 20, 2017

Date of Report (Date of earliest event reported)

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

MARYLAND	001-38106	27-54466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Franklin Street, 6th Floor

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

(617) 340-3814

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01   Entry Into a Material Definitive Agreement.

On July 20, 2017, Plymouth Industrial REIT, Inc. (the “Company”) completed the acquisition of six (6) industrial properties for an aggregate purchase price of $26 million pursuant to the reinstated purchase and sale agreement it had previously entered into (as amended, the “South Bend Agreement”) with unrelated third parties. The properties consist of an aggregate of approximately 667,000 rentable square feet and are located in South Bend, Indiana. The South Bend Agreement contains customary representations, warranties and covenants of the parties. During the period of nine (9) months from the date of the agreement, the sellers have agreed to indemnify the Company for any breaches of its representations, warranties and covenants under the agreement.

A copy of the South Bend Agreement is attached to this current report on Form 8-K as Exhibit 10.1 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the South Bend Agreement and the transaction contemplated thereby is not intended to be complete and is qualified in its entirety by the complete text of the South Bend Agreement.

Item 7.01   Regulation FD Disclosure

The press release related to matters described above is attached hereto as Exhibit 99.1.

Such information is furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Purchase and Sale Agreement and Escrow Instructions, dated as of June 19, 2017, by and between Sellers: REW, L.L.C. and W Partners, LLC and Buyer: Plymouth Industrial REIT
10.2	First Amendment to Real Estate Purchase and Sale Agreement, dated July 17, 2017, by and between REW, L.L.C. and W Partners, LLC and Plymouth Industrial REIT, Inc.
10.3	Assignment and Assumption of Purchase and Sale Agreement, dated as of July 18, 2017, by and between Plymouth Industrial REIT, Inc. and Plymouth South Bend LLC
99.1	Press Release dated July 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date: July 21, 2017	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase and Sale Agreement and Escrow Instructions, dated as of June 19, 2017, by and between Sellers: REW, L.L.C. and W Partners, LLC and Buyer: Plymouth Industrial REIT
10.2	First Amendment to Real Estate Purchase and Sale Agreement, dated July 17, 2017, by and between REW, L.L.C. and W Partners, LLC and Plymouth Industrial REIT, Inc.
10.3	Assignment and Assumption of Purchase and Sale Agreement, dated as of July 18, 2017, by and between Plymouth Industrial REIT, Inc. and Plymouth South Bend LLC
99.1	Press Release dated July 21, 2017